UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 5, 2009

Hawk Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13797	34-1608156
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Public Square, Suite 1500, Cleveland, Ohio		44114
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216 861-3553

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 5, 2009, Joseph J. Levanduski stepped aside as Vice President and Chief Financial Officer of Hawk Corporation (the "Corporation") pending resolution of the previously disclosed investigation by the Division of Enforcement of the Securities and Exchange Commission (the "SEC"). Mr. Levanduski will continue to serve the Corporation as an executive officer in a non-financial reporting capacity as Senior Vice President – Administration and Director of Corporate Development.

On August 4, 2009, Mr. Levanduski received a notification from the staff of the SEC (the "Staff"), commonly referred to as a "Wells Notice." This notice indicates that the Staff intends to recommend to the Commissioners of the SEC that the SEC bring a civil injunctive action and institute a follow-on public administrative proceeding pursuant to Rule 102(e) of the SEC’s Rules of Practice against Mr. Levanduski alleging that he aided and abetted violations of Section 17(a) of the Securities Act of 1933, as amended, and Sections 9(a)(2) and 10(b) of the Securities Exchange Act of 1934, as amended, and Rule 10b-5 thereunder and violated SEC Regulation FD. The Corporation believes that the violations alleged to have been committed by Mr. Levanduski relate to events that are alleged to have occurred on June 30, 2006. However, the SEC allegations may relate to a different date or time period. For more information, refer to the section captioned "Legal Proceedings" of the Corporation’s 10-Q filed with the SEC on August 6, 2009.
Also on August 5, 2009, John T. Bronstrup, 41, the Corporation’s Corporate Controller, assumed the office of interim Chief Accounting Officer. Mr. Bronstrup is a certified public accountant and has served the Corporation as Corporate Controller since January 2006. Prior to joining the Corporation, Mr. Bronstrup was employed by the Lincoln Electric Company since May 1992, rising to North American Controller which was a position he held from November 2003 through December 2005. As North American Controller, Mr. Bronstrup was responsible for the accounting operations of the Lincoln Electric North American operation which consisted of three business units and had revenues in excess of $1.3 billion.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawk Corporation

August 11, 2009	By:	Thomas A. Gilbride

Name: Thomas A. Gilbride
Title: Vice President - Finance and Treasurer